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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               NOVEMBER 3, 2003

                                MAIL-WELL, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   COLORADO
                (State or Other Jurisdiction of Incorporation)

         1-12551                                       84-1250533
(Commission File Number)                  (IRS Employer Identification Number)

                 8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
              (Address of principal executive offices) (Zip Code)

                                 303-790-8023
             (Registrant's telephone number, including area code)

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ITEM 9.  REGULATION FD DISCLOSURE.


Please see the company's press release dated November 3, 2003, attached hereto as Exhibit 99.1.

The foregoing information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under said Item 9 and also under "Item 12. Results of Operations and Financial Condition" in accordance with Securities and Exchange Commission Release No. 33-8216. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Mail-Well, Inc.
                                           ---------------
                                             (Registrant)


                                           By: /s/ Michel P. Salbaing
                                               -------------------------------
                                               Michel P. Salbaing
                                               Sr. Vice President and CFO
Date: November 3, 2003